______________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                Date of Report:
                                November 17, 1999


                               SOURCE MEDIA, INC.
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                       0-21894                13-3700438
    (State or Other              (Commission File           (IRS Employer
     Jurisdiction                     Number)            Identification No.)
   of Incorporation)



         5400 LBJ Freeway, Suite 680, Dallas, Texas             75240
               (Address of Principal Executive Offices)        (Zip Code)



Registrant's telephone number, including area code:  (972) 701-5400



______________________________________________________________________________

Item 2.   Acquisition or Disposition of Assets

     On November 17, 1999, we conveyed certain assets relating to our "VirtualModem" and "Interactive Channel" products and businesses to SourceSuite LLC, a Delaware limited liability company, in exchange for a 50% ownership interest in SourceSuite. Insight Interactive, LLC contributed $13 million to SourceSuite in exchange for a 50% interest in SourceSuite. Upon the formation of SourceSuite, Insight Interactive acquired 842,105 shares of our common stock, representing approximately 6% of our issued and outstanding stock, for a purchase price of $12 million in cash. We also issued to Insight Interactive five-year warrants to acquire up to 4,596,786 shares of our common stock at an exercise price of $20.00 per share. Reference is made to the Contribution Agreement and the Common Stock and Warrants Purchase Agreement, each of which is incorporated by reference herein, for more detailed information as to the disposition.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of Businesses Acquired.  Not Applicable.

(b)  Pro Forma Financial Information

     Unaudited Pro Forma Financial Statements of Source Media, Inc.
          Unaudited Pro Forma Consolidated Balance Sheet
            As of September 30, 1999
          Unaudited Pro Forma Consolidated Statement of Operations
            For the Nine Months Ended September 30, 1999
          Unaudited Pro Forma Consolidated Statement of Operations
            For the Year Ended December 31, 1998
          Unaudited Pro Forma Consolidated Statement of Operations
            For the Year Ended December 31, 1997
          Unaudited Pro Forma Consolidated Statement of Operations
            For the Year Ended December 31, 1996

(c)  Exhibits

     2.1 Contribution Agreement dated as of July 29, 1999 by and among Insight Interactive, LLC, Source Media, Inc., Insight Communications Company, Inc., SourceSuite LLC and SourceSuite Canada Inc. (1)

     2.2 Common Stock and Warrants Purchase Agreement dated as of July 29, 1999 by and between Source Media, Inc. and Insight Interactive, LLC (1)

__________

     (1) Filed as an exhibit to the Definitive Proxy Statement dated September 24, 1999 of Source Media, Inc. and incorporated herein by reference.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 2, 1999

                                       SOURCE MEDIA, INC.


                                       By: /s/Stephen W. Palley
                                           ---------------------
                                           Stephen W. Palley
                                           Chief Executive Officer

                            Pro Forma Financial Data

     The following unaudited pro forma consolidated balance sheet as of September 30, 1999 reflects our historical accounts as of that date adjusted to give pro forma effect to the transaction with Insight as if the transaction had occurred as of September 30, 1999.

     The following unaudited pro forma consolidated statements of operations for the three fiscal years ended December 31, 1998 and the nine months ended September 30, 1999 reflect our historical accounts for those periods, adjusted to give pro forma effect to the transaction with Insight as if the transaction had occurred as of January 1, 1996.

     The pro forma financial data and accompanying notes should be read in conjunction with the description of the transaction with Insight contained in the proxy statement dated September 24, 1999 and the Consolidated Financial Statements and related notes included in our 1998 Annual Report on Form 10-K and the Form 10-Q for the nine months ended September 30, 1999 previously filed with the Commission. We believe that the assumptions used in the following statements provide a reasonable basis on which to present the pro forma financial data.
The pro forma financial data is provided for informational purposes only and should not be construed to be indicative of our financial condition or results of operations had the transaction with Insight been consummated on the dates assumed and are not intended to project our financial condition on any future date or results of operations for any future period.

Source Media, Inc.
Pro Forma Consolidated Balance Sheets
(in thousands)
Unaudited


                                                                                  As of September 30, 1999
                                                                                          Pro Forma
                                                                 Historical               Adjustments                  Pro Forma
                                                               -------------           ----------------             -------------
ASSETS

Current Assets:
   Cash and cash equivalents                                           5,768                    12,000  (2)                17,768
   Restricted investments                                              6,011                         -                      6,011
   Trade accounts receivable, less allowance                                                                                    -
      for doubtful accounts of $742                                    1,491                         -                      1,491
   Deferred expenses                                                     501                         -                        501
   Prepaid expenses and other current assets                             996                         -                        996

                                                               -------------           ----------------             -------------
Total current assets                                                  14,767                    12,000                     26,767

Property and equipment:
   Production equipment                                                6,776                    (1,910) (1)                 4,866
   Computer equipment                                                  3,467                         -                      3,467
   Other equipment                                                     1,401                         -                      1,401
   Furniture and fixtures                                                656                         -                        656
                                                               -------------           ----------------             -------------
                                                                      12,300                    (1,910)                    10,390

Accumulated depreciation                                               8,765                    (1,314) (1)                 7,451
                                                               -------------           ----------------             -------------
Net property and equipment                                             3,535                      (596)                     2,939

Intangible assets:
   Patents                                                            14,945                   (14,945) (1)                     -
   Goodwill                                                            6,698                    10,790  (3)                17,488
   Contract rights                                                    11,933                         -                     11,933
                                                               -------------           ----------------             -------------
                                                                      33,576                    (4,155)                    29,421

Accumulated amortization                                              18,266                   (12,868) (1)                 5,398
                                                               -------------           ----------------             -------------
Net intangible assets                                                 15,310                     8,713                     24,023

Investment in joint venture                                                -                     5,683  (1)                 5,683
Other non-current assets                                               4,571                         -                      4,571
                                                               -------------           ----------------             -------------
Total assets                                                          38,183                    25,800                     63,983
                                                               =============           ================             =============

See accompanying Notes to Pro Forma Consolidated Balance Sheet.

Source Media, Inc.
Pro Forma Consolidated Balance Sheets
(in thousands)
Unaudited


                                                                                      As of September 30, 1999
                                                                                             Pro Forma
LIABILITIES                                                       Historical                Adjustments               Pro Forma
                                                                 -------------            ---------------           -------------
Current Liabilities:
   Trade accounts payable                                                  826                          -                     826
   Accrued interest                                                      5,000                          -                   5,000
   Accrued payroll                                                       1,101                          -                   1,101
   Other accrued liabilities                                             4,648                          -                   4,648
   Unearned income                                                       2,352                          -                   2,352

                                                                 -------------            ---------------           -------------
Total current liabilities                                               13,927                          -                  13,927

Long-term debt                                                         100,000                          -                 100,000

Minority interests in consolidated subsidiaries                          3,840                          -                   3,840
Note receivable and accrued interest from minority
   stockholder, net of discount of $22                                    (823)                         -                    (823)
                                                                 -------------            ---------------           -------------
                                                                         3,017                          -                   3,017

Senior redeemable payment-in-kind (PIK) preferred
   stock, $25 liquidation preference, $.001 par value,
   net of discount Authorized shares - 1,712
   in 1997 and 1998, respectively                                        18,061                          -                  18,061

Non-participating preferred stock, $.001 par value
   Authorized and issued - 1 share                                           -                          -  (4)                  -

Stockholders' equity (capital deficiency):
   Common stock, $.001 par value:
      authorized shares - 50,000 and  13,914 shares issued                  14                          1  (2)                 15
   Less treasury stock, at cost - 275 shares                            (2,716)                         -                  (2,716)
   Capital in excess of par value                                       84,432                     25,799  (2)(3)         110,231
   Accumulated deficit                                                (178,552)                         -                (178,552)

                                                                 -------------            ---------------           -------------
Total stockholders' equity (capital deficiency)                        (96,822)                    25,800                 (71,022)

                                                                 -------------            ---------------           -------------
Total liabilities and stockholders' equity (capital deficiency)         38,183                     25,800                  63,983
                                                                 =============            ===============           =============

See accompanying Notes to Pro Forma Consolidated Balance Sheet.

Source Media, Inc.
Pro Forma Consolidated Statements of Operations
(in thousands)
Unaudited

                                                                       Nine Months Ended September 30, 1999
                                                                                Pro Forma
                                                      Historical               Adjustments                     Pro Forma
                                                     ------------            ---------------                 -------------
Monetary revenues                                          13,624                        (42) (1)                   13,582
Nonmonetary revenues                                        1,437                          -                         1,437
                                                     ------------            ---------------                 -------------
   Total revenues                                          15,061                        (42)                       15,019

Monetary cost of sales                                      9,826                       (754) (1)                    9,072
Nonmonetary cost of sales                                   1,437                          -                         1,437
                                                     ------------            ---------------                 -------------
   Total cost of sales                                     11,263                       (754)                       10,509

                                                     ------------            ---------------                 -------------
Gross profit                                                3,798                        712                         4,510

Selling, general and administrative expenses               18,223                     (6,110) (1)                   12,113
Amortization of intangible assets                           3,709                        353  (1)(3)                 4,062
Research and development expenses                           2,302                     (2,302) (1)                        -
                                                     ------------            ---------------                 -------------
                                                           24,234                     (8,059)                       16,175

                                                     ------------            ---------------                 -------------
Operating loss                                            (20,436)                     8,771                       (11,665)

Interest expense                                            9,621                          -                         9,621
Interest income                                              (640)                         -                          (640)
Other (income) expense                                         (2)                         1  (1)                       (1)
Equity interest in losses of the joint venture                  -                      5,421  (2)                    5,421
                                                     ------------            ---------------                 -------------
Net loss                                                  (29,415)                     3,349                       (26,066)

Preferred stock dividends                                   1,433                          -                         1,433

                                                     ------------            ---------------                 -------------
Net loss attributable to common stockholders              (30,848)                     3,349                       (27,499)
                                                     ============            ===============                 =============

Basic and dilutive net loss per common share                (2.32)                 n/a                               (1.95)
                                                     ============            ===============                 =============
                                                     ------------            ---------------                 -------------
Weighted average common shares outstanding                 13,285                        842  (4)                   14,127
                                                     ============            ===============                 =============

See accompanying Notes to Pro Forma Consolidated Statements of Operations.

Source Media, Inc.
Pro Forma Consolidated Statements of Operations
(in thousands)
Unaudited

                                                                          Year Ended December 31, 1998
                                                                                     Pro Forma
                                                         Historical                 Adjustments                       Pro Forma
                                                      ----------------            ----------------                 ----------------
Monetary revenues                                               24,351                        (107) (1)                      24,244
Nonmonetary revenues                                             1,756                           -                            1,756
                                                      ----------------            ----------------                 ----------------
   Total revenues                                               26,107                        (107)                          26,000

Monetary cost of sales                                          12,674                      (1,145) (1)                      11,529
Nonmonetary cost of sales                                        1,756                           -                            1,756
                                                      ----------------            ----------------                 ----------------
   Total cost of sales                                          14,430                      (1,145)                          13,285

                                                      ----------------            ----------------                 ----------------
Gross profit                                                    11,677                       1,038                           12,715

Selling, general and administrative expenses                    50,708                      (6,535) (1)                      44,173
Amortization of intangible assets                                6,320                         475  (1)(3)                    6,795
Research and development expenses                                3,410                      (3,410) (1)                           -
                                                      ----------------            ----------------                 ----------------
                                                                60,438                      (9,470)                          50,968

                                                      ----------------            ----------------                 ----------------
Operating loss                                                 (48,761)                     10,508                          (38,253)

Interest expense                                                12,830                           -                           12,830
Interest income                                                 (1,933)                          -                           (1,933)
Other (income) expense                                             (27)                         13  (1)                         (14)
Equity interest in losses of the joint venture                       -                       6,634  (2)                       6,634
                                                      ----------------            ----------------                 ----------------
Net loss                                                       (59,631)                      3,861                          (55,770)

Preferred stock dividends                                        2,996                           -                            2,996

                                                      ----------------            ----------------                 ----------------
Net loss attributable to common stockholders                   (62,627)                      3,861                          (58,766)
                                                      ================            ================                 ----------------

Basic and dilutive net loss per common share                     (5.21)                 n/a                                   (4.57)
                                                      ================            ================                 ================
Weighted average common shares outstanding                      12,012                         842  (4)                      12,854
                                                      ================            ================                 ================

See accompanying Notes to Pro Forma Consolidated Statements of Operations.

Source Media, Inc.
Pro Forma Consolidated Statements of Operations
(in thousands)
Unaudited

                                                                     Year Ended December 31, 1997
                                                                              Pro Forma
                                                              Historical     Adjustments           Pro Forma
                                                              ----------     -----------           ---------
Monetary revenues                                                 12,387            (305)  (1)        12,082
Nonmonetary revenues                                               6,044               -               6,044
                                                              ----------     -----------           ---------
   Total revenues                                                 18,431            (305)             18,126

Monetary cost of sales                                             8,611          (4,325)  (1)         4,286
Nonmonetary cost of sales                                          6,044               -               6,044
                                                              ----------     -----------           ---------
   Total cost of sales                                            14,655          (4,325)             10,330

                                                              ----------     -----------           ---------
Gross profit                                                       3,776           4,020               7,796

Selling, general and administrative expenses                      19,599          (8,878)  (1)        10,721
Amortization of intangible assets                                  4,987            (537)  (1)(3)      4,450
Research and development expenses                                  3,680          (3,680)  (1)             -
                                                              ----------     -----------           ---------
                                                                  28,266         (13,095)             15,171

                                                              ----------     -----------           ---------
Operating loss                                                   (24,490)         17,115              (7,375)

Interest expense                                                   5,234               -               5,234
Interest income                                                     (737)              -                (737)
Other (income) expense                                               (53)             27   (1)           (26)
Equity interest in losses of the joint venture                         -           9,938   (2)         9,938
Minority interest in earnings(losses) of                                                                   -
   consolidated subsidiaries                                          (9)              5                  (4)

                                                              ----------     -----------           ---------
Net loss before extraordinary item                               (28,925)          7,145             (21,780)

Extraordinary loss - early extinguishment of debt                  3,456          (1,728)              1,728

                                                              ----------     -----------           ---------
Net loss                                                         (32,381)          8,873             (23,508)

Preferred stock dividends                                            416               -                 416

                                                              ----------     -----------           ---------
Net loss attributable to common stockholders                     (32,797)          8,873             (23,924)
                                                              ==========     ===========           =========

   Basic and dilutive net loss per common share:
   Net loss attributable to common stockholders
        before extraordinary item                                  (2.59)        n/a                   (1.82)
   Extraordinary item                                              (0.30)        n/a                   (0.14)
                                                              ----------     -----------           ---------
   Net Loss attributable to common stockholders                    (2.89)        n/a                   (1.96)

                                                              ----------     -----------           ---------
Weighted average common shares outstanding                        11,354             842   (4)        12,196
                                                              ==========     ===========           =========

See accompanying Notes to Pro Forma Consolidated Statements of Operations.

Source Media, Inc.
Pro Forma Consolidated Statements of Operations
(in thousands)
Unaudited

                                                                            Year Ended December 31, 1996
                                                                                     Pro Forma
                                                         Historical                 Adjustments                       Pro Forma
                                                      ----------------            ----------------                 ----------------
Monetary revenues                                                8,575                      (1,033)  (1)                      7,542
Nonmonetary revenues                                             9,944                           -                            9,944
                                                      ----------------            ----------------                 ----------------
   Total revenues                                               18,519                      (1,033)                          17,486

Monetary cost of sales                                           3,485                        (148)  (1)                      3,337
Nonmonetary cost of sales                                        9,944                           -                            9,944
                                                      ----------------            ----------------                 ----------------
   Total cost of sales                                          13,429                        (148)                          13,281

                                                      ----------------            ----------------                 ----------------
Gross profit                                                     5,090                        (885)                           4,205

Selling, general and administrative expenses                    11,747                      (3,872)  (1)                      7,875
Amortization of intangible assets                                1,031                       1,729   (1)(3)                   2,760
Research and development expenses                                6,331                      (6,331)  (1)                          -
                                                      ----------------            ----------------                 ----------------
                                                                19,109                      (8,474)                          10,635

                                                      ----------------            ----------------                 ----------------
Operating loss                                                 (14,019)                      7,589                           (6,430)

Interest expense                                                   614                           -                              614
Interest income                                                   (788)                          -                             (788)
Other (income) expense                                             (36)                         18   (1)                        (18)
Equity interest in losses of the joint venture                       -                       5,175   (2)                      5,175
Minority interest in earnings(losses) of                                                                                          -
   consolidated subsidiaries                                        46                         (23)  (1)                         23
                                                      ----------------            ----------------                 ----------------
Net loss attributable to common stockholders                   (13,855)                      2,419                          (11,436)
                                                      ================            ================                 ================

   Basic and dilutive net loss per common share                  (1.39)                 n/a                                   (1.06)
                                                      ================            ================                 ================
                                                      ----------------            ----------------                 ----------------
Weighted average common shares outstanding                       9,935                         842   (4)                     10,777
                                                      ================            ================                 ================

See accompanying Notes to Pro Forma Consolidated Statements of Operations.

          Footnotes to Unaudited Pro Forma Consolidated Balance Sheet
                           (In thousands of dollars)

(1) To reflect the elimination of assets and liabilities relating to and resulting from the operations of the Interactive TV business to be contributed in the transaction with Insight.

(2) To reflect the net proceeds resulting from and related to the cash received upon closing the transaction with Insight.

(3) To reflect the net effect of (a) the transfer of patents to SourceSuite LLC, and (b) the intangible asset created by the issuance of warrants (the valuation of which is based on the Black-Sholes model), upon closing of the transaction with Insight.

(4) To reflect the issuance of a new Non-Participating Preferred Stock upon the closing of the transaction with Insight. The new share of preferred stock entitles Insight to designate a certain number of members of the Board of Directors based on Insight's ownership percentage of Source Media, Inc. common stock, committee representation and preemptive rights to maintain its ownership percentage.



     Footnotes to Unaudited Pro Forma Consolidated Statements of Operations
                           (In thousands of dollars)

(1) To reflect the elimination of net sales, cost of sales, SG&A and other income or expense of the Interactive TV segment.

(2)  To reflect our 50% interest in the operating losses of SourceSuite LLC.

(3) To reflect amortization of the intangible asset related to the issuance of warrants to purchase our common stock issued to Insight upon closing the transaction with Insight, amounting to $2,070 on an annual basis.

(4) To reflect the issuance of additional shares of common stock upon closing of the transaction with Insight.